Impairments of Goodwill and Intangible Assets (Notes)	12 Months Ended
Dec. 31, 2013
Asset Impairment Charges [Abstract]
Impairments of Goodwill and Intangible Assets

(6)	Impairments of Goodwill and Intangible Assets
See Note 2(i) for a summary of our significant accounting policies relating to goodwill and intangible assets, including the determination of our reporting units.
Goodwill impairment testing is performed at the reporting unit level, and we have determined that our reporting units are the same as our operating segments. As of December 31, 2013, our operating segments consisted of (1) U.S. Lab and Distribution Services (“US Lab”), (2) a collection of laboratory supply and other distribution businesses primarily operating in North, Central and South America (collectively, “Emerging Businesses”), (3) Europe and (4) Science Education. See Note 18 for a description of changes in our operating segments.

(a)	US Lab, Emerging Businesses and Europe
Annual Impairment Testing
We performed annual impairment assessments of our indefinite-lived intangible assets and goodwill as of October 1, 2013. We determined that there was no measured impairment of indefinite-lived intangible assets, and in connection with our impairment assessments of goodwill, that the estimated fair values of each reporting unit exceeded its respective carrying value. Accordingly, no impairment charges were recognized.
For our annual assessment of indefinite-lived intangible assets at October 1, 2013, the amount by which their estimated fair value exceeded their carrying value was approximately $22 million, $5 million and $115 million for US Lab, Emerging Businesses and Europe, respectively. For our annual assessment of goodwill at October 1, 2013, the amount by which their estimated fair value exceeded their carrying value was approximately $183 million, $64 million and $1 billion for US Lab, Emerging Businesses and Europe, respectively.

(b)	Science Education
Annual Impairment Testing
We performed an annual impairment assessment of our Science Education indefinite-lived intangible assets, which consist of trademarks and tradenames, as of October 1, 2013, and we determined that there was no measured impairment. The amount by which their estimated fair value exceeded their carrying value was approximately $1 million.
At September 30, 2011, the goodwill of the former Science Education reporting unit had been fully impaired and no impairment testing was necessary.
Interim Impairment Testing
We observed a decline in the operating results of our Science Education business during the seasonally-significant third calendar quarter of 2011. The operating results of this reporting unit were negatively impacted by unfavorable industry conditions and a highly competitive environment, as U.S. school districts faced budget shortfalls and funding pressures. Industry conditions also created increased pricing pressure as competitors sought to restore volume. These developments led us to reduce forecasted sales and profitability. Accordingly, we performed an interim impairment assessment of Science Education’s intangible and other long-lived assets as of September 30, 2011.
We evaluated indefinite-lived intangible assets for impairment prior to testing amortizable intangible assets, other long-lived assets, and goodwill. At September 30, 2011, the carrying value of Science Education’s indefinite-lived intangible assets was $18.7 million, which exceeded their estimated fair value of $15.4 million. As a result, we recognized pre-tax impairment charges of $3.3 million during the year ended December 31, 2011.
We also evaluated the recoverability of Science Education’s amortizable intangible assets and other long-lived assets at September 30, 2011 by comparing the carrying value of the Science Education asset group to the estimated undiscounted future cash flows expected to be generated by those assets. We determined that the carrying value of the Science Education asset group did not exceed its estimated undiscounted future cash flows. Therefore no impairment was measured or recognized.

(c)	Other
In connection with the aforementioned interim and annual impairment tests of each reporting unit, we reaffirmed that our trademarks and tradenames have indefinite lives because they do not have legal, regulatory, contractual, competitive or economic limitations and are expected to contribute to the generation of cash flows indefinitely.
Should our planned revenue, cash flow growth, or market conditions be adversely affected due to, among other things, negative macroeconomic or industry-specific factors, or should we experience adverse changes in market factors such as discount rates, valuation multiples derived from comparable publicly traded companies, or control premiums derived from market transactions, additional impairment charges against goodwill and intangible assets may be required. See Note 14(e) for further discussion of the non-recurring fair value measurements made in connection with our impairment testing of goodwill and other intangible assets.
During the third quarter of 2013 and in connection with a global restructuring program (see Note 7), we recognized a $2.8 million impairment of an amortizable intangible asset.